UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   March 3, 2009

HOLLYWOOD ENTERTAINMENT EDU HOLDING, INC.
 (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-53069	26-1702585
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

1875 Century Park East, Suite 700
Los Angeles, CA 90067
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

310-990-2590
(ISSUER TELEPHONE NUMBER)

CHINA ENVIRONMENT HOLDING, INC.
%World Capital Market
 9595 Wilshire Blvd., Suite 900
Beverly Hills, CA 90212
 (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the U.S. Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 5.01.  CHANGES IN CONTROL OF REGISTRANT.

On March 3, 2009, (the "Effective Date"), pursuant to the terms of a Share Purchase Agreement dated February 18, 2009 (the "Agreement"), Hollis Liu purchased 2,000,000 common shares of the Registrant from Ming Xu, the sole shareholder, officer and director of the Company. The total of 2,000,000 shares represented 100% of the shares of outstanding common stock of the Company at the time of transfer.  Ms. Liu used private funds to purchase the shares of the Company. As part of the acquisition, and pursuant to the Agreement, the following changes to the Company's directors and officers have occurred:

o	As of March 4, 2009, Hollis Liu was appointed Chairman of the Board of Directors, Chief Executive Officer, President and Secretary of the Company.
o
Ming Xu then resigned as a member of the Company's Board of Directors and as the Company's President, Chief Executive Officer, and Chief Financial Officer, Chairman of the Board and Secretary, effective March 4, 2009.

In connection with the change in control, we changed our address to 1875 Century Park East, Suite 700
Los Angeles, CA 90067

ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Ming Xu resigned as a member of the Company's Board of Directors effective as of March 4, 2009.   Ming Xu also resigned as the Company's President, Chief Executive Officer, and Chairman of the Board, effective Ming Xu. The resignation was not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

Hollis Liu was appointed Chairman of the Board of Directors, Chief Executive Officer, President and Secretary of the Company effective March 4, 2009.

Ms. Hollis Liu, Chairman, CEO, President, and Secretary (business experience/bio for past 5 years)

Ms. Liu is the President of HIPAC, Inc., Principal of Hollywood Int’l Movie & TV Arts Institute.
Hollis Liu is an outstanding vocalist and accomplishment professor in the field of vocal education and training.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of business acquired:

None

(b)	Pro Forma Financial Information

None

(c)	Exhibits.

10.1	Share Purchase Agreement dated as of February 18, 2009 between Ming Xu and Hollis Liu.

99.1
Unanimous Written Consent, by the Board of Directors of the Company, appointing Philip Wainwright as additional Director and Officer of the Company, and the resignation of Ming Xu as Director and Officer of the Company.

99.2	Agreement to Extend Closing Regarding the Share Purchase Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLYWOOD ENTERTAINMENT EDU HOLDING, INC.
By:	/s/ Hollis Liu
Hollis Liu President and Chief Executive Officer

Dated: March 5, 2009